UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2019

PROPANC BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54878	33-0662986
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

302, 6 Butler Street

Camberwell, VIC, 3124 Australia

(Address of principal executive offices) (Zip Code)

61 03 9882 6723

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of principal U.S. market on which traded
Common stock, $0.001 par value	PPCB	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in Item 5.02 below is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 24, 2019, Propanc Biopharma, Inc. (the “Company”) appointed Carlo Campiciano to serve as the Chief Financial Officer and Secretary of the Company and the Chief Financial Officer and Secretary of Propanc PTY LTD, the Company’s wholly owned subsidiary (“Propanc PTY”), effective as of July 1, 2019 (the “Effective Date”). Mr. Campiciano shall also assume the role of Principal Accounting Officer of the Company.

Mr. Campiciano ― Mr. Campiciano, age 64, is qualified as a chartered accountant and has extensive experience working with business on a wide range of areas including taxation, finance, operations, planning, operational and financial strategy. Prior to his appointment as the Company’s Chief Financial Officer and Secretary, Mr. Campiciano served as the Chief Financial Officer of MedAdvisor International Pty Ltd. from July 2012 until December 2016, where he was part of the foundation team that launched MedAdvisor in 2012 and since its launch has been key in raising several rounds of capital as well the company’s listing on the ASX in December 2015. As part of MedAdvisor’s executive team, Mr. Campiciano was instrumental in the strategic and operational development of the company’s business, which included overseeing the expansion of its operations to be a market leader in Australia, as well as establishing the business in the USA and Asia. Mr. Campiciano also served as Chief Financial Officer for TGA Unlimited Pty Ltd., a start-up business which he helped grow from annual revenues of $2 million to over $40 million. Mr. Campiciano has also run his own private accounting practice for over 30 years and has spent 12 years lecturing in venture finance in the Master of Entrepreneurship and Innovation program at the Swinburne Graduate School of Entrepreneurship (Melbourne, Australia). Mr. Campiciano commenced his career at Coopers & Lybrand (currently PricewaterhouseCoopers). Mr. Campiciano has a Masters of Entrepreneurship and Innovation from Swinburne University of Technology (Melbourne, Australia), Graduate Diploma in Computing from Monash University Caulfield (formerly Caulfield Institute of Technology) (Melbourne, Australia) and Bachelor of Business (Accounting) from RMIT University (Melbourne, Australia) and Certificate in Corporate Governance from the Governance Institute of Australia. Mr. Campiciano is a member of the Institute of Public Accountants of Australia and has received his US GAAP certification.

In connection with his appointment, Propanc PTY entered into an employment agreement with Mr. Campiciano, the terms of which are summarized below. There is no arrangement or understanding between Mr. Campiciano and any other persons pursuant to which Mr. Campiciano was appointed to his positions. There are no family relationships between Mr. Campiciano and any of the Company’s officers or directors. Other than as described below and herein, there are no other transactions to which the Company or any of its subsidiaries is a party in which Mr. Campiciano has a material interest subject to disclosure under Item 404(a) of Regulation S-K. Prior to his appointment, Mr. Campiciano has been providing various finance and accounting services to the Company since its inception. The Company also entered into a standard form of Indemnification Agreement with Mr. Campiciano in connection with his appointment.

Employment Agreement

In connection with Mr. Campiciano’s appointment as the Company’s Chief Financial Officer and Secretary, effective as of the Effective Date, Propanc PTY entered into an Employment Agreement (the “Employment Agreement”) with Mr. Campiciano. Pursuant to the Employment Agreement, Mr. Campiciano will be compensated at an hourly rate based on a pro-rated annual salary for the number of hours of services to be provided to the Company. If Mr. Campiciano’s employment is terminated by either party, he will be entitled to certain termination benefits, including payment of accrued but untaken annual leave, salary payments pro-rated based on applicable notice period required under the Employment Agreement, reimbursement of incurred business related expenses and such other payments as may be required by the Australian National Employment Standards. The Employment Agreement contains covenants for the benefit of Propanc PTY relating to non-interference with Propanc PTY’s business after termination of employment and protection of Propanc PTY’s confidential information, certain customary representations and warranties and standard Propanc PTY indemnification obligations.

The foregoing description of the Employment Agreement and the Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On June 24, 2019, the Company issued a press release announcing the appointment of Mr. Campiciano as the Chief Financial Officer and Secretary of the Company. A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any other purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01 of this Current Report shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing unless specifically provided otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
10.1*	Employment Agreement, dated as of June 24, 2019, between Propanc PTY LTD and Carlo Campiciano.
10.2	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K, filed with the SEC on May 15, 2019).
99.1**	Press release, dated June 24, 2019.

* Filed herewith.

** Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROPANC BIOPHARMA, INC.

	By:	/s/ James Nathanielsz
	Name:	James Nathanielsz
Dated: June 28, 2019	Title:	Chief Executive Officer